T. Rowe Price Funds

Supplement to the following Summary Prospectuses, each as dated below (as supplemented):

March 1, 2019

T. Rowe Price Global Allocation Fund

May 1, 2019

T. Rowe Price Balanced Fund

T. Rowe Price Spectrum Growth Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Fund

October 1, 2019

T. Rowe Price Spectrum Moderate Growth Allocation Fund

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

The portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Toby M. Thompson will join Charles M. Shriver as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Thompson originally joined T. Rowe Price in 1993 and returned in 2010.

The date of this supplement is February 20, 2020.

G12-041-S 2/20/20